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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of report (Date of earliest event reported) March 28, 2008

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
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             (Exact Name of the Registrant as Specified in Charter)

           Nevada                   000-51859                  98-0372780
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(State or Other Jurisdiction       (Commission               (IRS Employer
      of Incorporation)            File Number)            Identification No.)

 1077 Business Center Circle, Newbury Park, California            91320
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        (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code (805) 480-1994

                                 Not Applicable.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01      Entry into a Material Definitive Agreement.

On March 28, 2008, Electronic Sensor Technology, Inc. (the "Registrant") entered into and closed a Securities Purchase Agreement with Halfmoon Bay Capital Ltd ("Halfmoon Bay"), pursuant to which, in exchange for a purchase price of $5,500,000 paid by Halfmoon Bay, the Registrant issued (i) 86,419,753 shares of its common stock, par value $.001 per share ("Common Stock") at a price of $0.0405 per share (which is 90% of the closing quotation of the Common Stock on the OTC Bulletin Board for the trading day preceding the closing date) and (ii) a 9% convertible debenture due five (5) years from the closing date, with a conversion price of $0.0486 (which is 120% of the price at which the Common Stock was issued to Halfmoon Bay) in a principal amount of $2,000,000, with interest to be paid thereon semiannually. The Registrant agreed to use, and did use, $3,500,000 of the purchase price paid by Halfmoon Bay, in addition to shares of its Common Stock, to extinguish the existing 8% convertible debentures, and related accrued interest, held by Midsummer Investment Ltd. ("Midsummer") and Islandia, LP ("Islandia"), pursuant to the Conversion and Termination Agreement among the Company and Midsummer and Islandia dated as of February 26, 2008, which is further described in our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 27, 2008.

Pursuant to the Securities Purchase Agreement, the Registrant also agreed to use its commercially reasonable efforts to cause director candidates recommended by Halfmoon Bay to be nominated and elected to its board of directors, in proportion to Halfmoon Bay's ownership.

A copy of the Securities Purchase Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference, and a copy of the 9% convertible debenture issued to Halfmoon Bay is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 1.02      Termination of a Material Definitive Agreement.

On March 31, 2008, the 8% convertible debentures of the Registrant held by Midsummer and Islandia were terminated, pursuant to the terms of the Conversion and Termination Agreement attached as Exhibit 10.2 to, and further described in, our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 27, 2008, which description is incorporated herein by reference.

Item 2.03      Creation of a Direct Financial Obligation.

The disclosures in Item 1.01 are incorporated into this Item 2.03 by reference. Upon the occurrence of certain circumstances, such as default in payment or bankruptcy of the Registrant, the principal amount of the 9% convertible debenture held by Halfmoon Bay, and any interest thereon, become immediately due and payable in cash.

Item 3.02      Unregistered Sales of Equity Securities.

On March 28, 2008, pursuant to the Securities Purchase Agreement with Halfmoon Bay, the Registrant issued 86,419,753 shares of Common Stock at a price of $0.0405 per share and the 9% convertible debenture with a conversion price of $0.0486 to Halfmoon Bay. On March 31, 2008, pursuant to the Conversion and Termination Agreement with Midsummer and Islandia, the Registrant issued 6,685,714 shares of Common Stock to Midsummer and 3,714,286 shares of Common Stock to Islandia.

The issuances of the shares of Common Stock to Halfmoon Bay, Midsummer and Islandia, and the 9% convertible debenture to Halfmoon Bay were unregistered. Such issuances were in reliance upon the representations of Halfmoon Bay, Midsummer and Islandia that each is an "accredited investor", as defined in Rule 501(a) under the Securities Act of 1933, as amended, or a "qualified institutional buyer", as defined in Rule 144A(a) under the
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Securities Act, and is not required to be registered as a broker-dealer under
Section 15 of the Securities Exchange Act of 1934, as amended.

The disclosures in Item 1.01, and our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 27, 2008 are incorporated into this Item 3.02 by reference.

Item 5.01      Changes in Control of Registrant.

As a result of the transaction described in Items 1.01 and 3.02, which are incorporated into this Item 5.01 by reference, Halfmoon Bay will own approximately 55% of the outstanding Common Stock of the Registrant, and will beneficially own an additional 10% of the outstanding Common Stock of the Registrant by virtue of the shares underlying its 9% convertible debenture. Immediately prior to such transaction, no single shareholder of the Registrant owned a majority of the outstanding shares of the Registrant, and the Registrant's largest owners of outstanding shares were L&G Resources (1994), Inc. (wholly owned by Land & General Berhad),owning approximately 16%; TC Lim, LLC (wholly owned by Teong Lim, a director of the Registrant), owning approximately 9%; 3 Springs, LLC (wholly owned by Francis Chang, a director of the Registrant), owning approximately 7%; and Midsummer and Islandia, collectively owning approximately 8%.

A copy of the press release issued on March 31, 2008 announcing the foregoing transactions is attached hereto as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits.

Exhibit No.    Description
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4.1            9% Convertible Debenture

10.1 Securities Purchase Agreement dated as of March 28, 2008, between the Registrant and Halfmoon Bay Capital Ltd

99.1           Press Release dated March 31, 2008

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ELECTRONIC SENSOR TECHNOLOGY, INC.


Date: April 3, 2008                           By: /s/ Philip Yee
                                                  ------------------------------
                                              Name:  Philip Yee
                                              Title: Secretary, Treasurer and
                                                     Chief Financial Officer